Exhibit 10.17.1

HOU:3527317.7
Executed Version
HOU:3527317.7
FIRST AMENDMENT TO CREDIT AGREEMENT
AND LIMITED WAIVER
This FIRST AMENDMENT TO CREDIT Agreement AND LIMITED WAIVER (this “Amendment”), effective as of the 24th day of February, 2015 (the “Effective Date”), is entered into by and among magnum hunter resources corporation, a Delaware corporation (the “Borrower”), the guarantors party hereto (the “Guarantors”), the Lenders (as hereinafter defined) party hereto and BANK OF MONTREAL, as administrative agent for the Lenders (the “Administrative Agent”).
RECITALS
WHEREAS, the Borrower, the lenders party thereto (the “Lenders”) and the Administrative Agent entered into that certain Fourth Amended and Restated Credit Agreement dated as of October 22, 2014 (the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement;
WHEREAS, the Borrower has requested that the Lenders waive compliance with Section 9.01(a) of the Credit Agreement for the fiscal quarter ended December 31, 2014; and
WHEREAS, said parties are willing to so consent subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth in this Amendment, the Borrower, the Guarantors, the Lenders and the Administrative Agent agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.

2.Amendments to Credit Agreement.

(a)	Amendments to Section 1.02.

(i)Section 1.02 of the Credit Agreement is hereby amended to add the following new definitions in proper alphabetical order:

“Adjusted Period” means the period commencing on the First Amendment Effective Date and ending on the earlier of (a) the date on which the Borrower delivers (i) a certificate pursuant to Section 8.01(c), demonstrating a Current Ratio of at least 1.0 to 1.0 and compliance with Section 9.01(b) and Section 9.01(c), in each case, for the fiscal quarter pursuant to which such certificate is delivered and (ii) the financial statements for such fiscal quarter as required by Section 8.01(a) or Section 8.01(b), as applicable, or (b) the date on which the Borrower delivers a Pro Forma Compliance Certificate.

“Current Ratio” has the meaning assigned such term in Section 9.01(a).
“First Amendment Effective Date” means February 24, 2015.
“Liquidity Event” means any event or events resulting in (a) an increase in Liquidity of at least $36,000,000 as a result of an arm’s length transaction with a Person not an Affiliate of the Borrower or (b) the receipt by the Borrower or any Restricted Subsidiary of aggregate net cash proceeds of at least $73,000,000 as a result of one or more arm’s length transactions with either (i) Persons who are not Affiliates of the Borrower or (ii) Unrestricted Subsidiaries.
“Pricing Increase Date” means (a) March 31, 2015, if a Liquidity Event described in clause (a) of the definition thereof has not occurred prior to such date or (b) April 30, 2015, if a Liquidity Event described in clause (b) of the definition thereof has not occurred prior to such date.
“Pro Forma Compliance Certificate” means a certificate of a Financial Officer in form and substance reasonably satisfactory to the Administrative Agent delivered after consummation of a Liquidity Event (or, for purposes of a Pro Forma Compliance Certificate delivered with respect to Section 9.05, any other liquidity event resulting from an arm’s length transaction with (x) a Person who is not an Affiliate of the Borrower or (y) Unrestricted Subsidiaries) (a) certifying that no Default has occurred and is continuing and (b) setting forth reasonably detailed calculations demonstrating that the Current Ratio as of the last day of the most recent calendar month, after giving effect to the consummation of such Liquidity Event (or, if applicable, such other liquidity event) as if it had occurred during such calendar month, is equal to or greater than 1.0 to 1.0; provided that, for purposes of a Pro Forma Compliance Certificate delivered pursuant to the definition of “Applicable Margin”, such certificate shall also set forth reasonably detailed pro forma calculations demonstrating compliance with the covenants contained in Section 9.01(b) and Section 9.01(c) for the most recently ended fiscal quarter for which financial statements are available.
(ii)Section 1.02 of the Credit Agreement is hereby amended to add the following new paragraph immediately after the Borrowing Base Utilization Grid contained in the definition of “Applicable Margin”:

“Notwithstanding the foregoing, effective as of the first Pricing Increase Date to occur, the rates set forth in the Borrowing Base Utilization Grid above for ABR Loans and Eurodollar Loans shall automatically increase by 1.00% and for Commitment Fee shall automatically increase by 0.25% and such elevated rates shall apply for each day thereafter through and including the day immediately preceding the date on which the Adjusted Period ends. For the avoidance of doubt, no more than one such increase shall occur, regardless of whether more than one Pricing Increase Date occurs.”

(b)	Amendment to Section 8.01 Section 8.01 of the Credit Agreement is hereby amended to redesignate subsection (o) as subsection (p) and add the following new subsection (o):

“(o)    Cash Flow Forecast and Organizational Chart. Within 21 days after the First Amendment Effective Date and thereafter within 7 days after the most recent delivery thereof until the end of the Adjusted Period, a cash flow forecast of the Borrower and the Restricted Subsidiaries for the succeeding 13 week period and, together with the first such delivery only, an organizational chart of the Parent and its Subsidiaries, in each case, in form and substance reasonably satisfactory to the Administrative Agent.”

(c)	Amendment to Section 9.01. Section 9.01 of the Credit Agreement is hereby amended to restate subsections (a) and (b) in their entirety as follows:

“(a)    Current Ratio. Commencing with the fiscal quarter ending March 31, 2015, the Borrower will not permit, as of the last day of any fiscal quarter, its ratio of (i) consolidated current assets of the Borrower and the Restricted Subsidiaries (including the unused amount of the total Commitments, but excluding non-cash assets under FAS 133) to (ii) consolidated current liabilities of the Borrower and the Restricted Subsidiaries (excluding non-cash obligations under FAS 133) (the “Current Ratio”) to be less than (i) 0.75 to 1.0 for the fiscal quarter ending March 31, 2015 and (ii) 1.0 to 1.0 for the fiscal quarter ending June 30, 2015 and for each fiscal quarter ending thereafter.
(b)    Total Secured Net Debt to EBITDAX. The Borrower will not permit, as of the last day of any fiscal quarter commencing with the fiscal quarter ending December 31, 2014, the ratio of (i) the amount equal to the aggregate principal amount of all Secured Debt of the Borrower and the Restricted Subsidiaries as of such date minus (x) for each fiscal quarter ending prior to March 31, 2016, the aggregate unencumbered balance sheet cash of the Borrower and the Restricted Subsidiaries as of such date and (y) for the fiscal quarter ending March 31, 2016 and for each fiscal quarter ending thereafter, up to $100,000,000 of the aggregate unencumbered balance sheet cash of the Borrower and the Restricted Subsidiaries as of such date to (ii) EBITDAX of the Borrower and the Restricted Subsidiaries for the trailing four-quarter period then ended to exceed (A) 2.50 to 1.0 for the fiscal quarters ending December 31, 2014, March 31, 2015, June 30, 2015 and December 31, 2015 and (B) 2.00 to 1.0 for the fiscal quarter ending March 31, 2016 and for each fiscal quarter ending thereafter.”

(d)	Amendments to Section 9.05.

(i)Section 9.05 is hereby amended to add the phrase “subject to the restrictions set forth in the last paragraph of this Section 9.05,” at the beginning of subsections (h), (p) and (q) thereof.

(ii)Section 9.05 is hereby amended to add the following new paragraph at the end of said Section:

“During the Adjusted Period, (x) the aggregate amount of Investments funded in connection with acquisitions permitted by clause (h) above shall not exceed $2,000,000 (excluding, for the avoidance of doubt, swaps of acreage and associated assets), (y) the aggregate amount of Investments made pursuant to clause (p) above shall not exceed $2,000,000 and (z) Investments described in clause (q) above shall not be permitted.”
3.Limited Waiver. Subject to the terms and conditions set forth herein, the Lenders party hereto hereby agree to a waiver of compliance with the provisions of Section 9.01(a) of the Credit Agreement for the fiscal quarter ended December 31, 2014, effective as of December 31, 2014 (the “Waiver”). The Waiver is limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be affected hereby. The Waiver is granted only with respect to compliance with Section 9.01(a) of the Credit Agreement as of and for the fiscal quarter ended December 31, 2014, and shall not apply to any violation of Section 9.01(a) of the Credit Agreement with respect to any fiscal quarter other than the fiscal quarter ended December 31, 2014, or to any actual or prospective default or violation of any other provision of the Credit Agreement or any other Loan Document. The Waiver shall not in any manner create a course of dealing or otherwise impair the future ability of the Administrative Agent or the Lenders to declare a Default or Event of Default under or otherwise enforce the terms of the Credit Agreement or any other Loan Document, with respect to any matter other than those specifically and expressly waived in the Waiver.

4.Ratification. Each of the Borrower and the Guarantors hereby ratifies all of its respective obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as modified by this Amendment. Except as provided herein, nothing in this Amendment extinguishes, novates or releases any right, claim, lien, security interest or entitlement of any of the Lenders or the Administrative Agent created by or contained in any of such documents nor is the Borrower nor any Guarantor released from any covenant, warranty or obligation created by or contained herein or therein.

5.Representations and Warranties. The Borrower and Guarantors hereby represent and warrant to the Administrative Agent and the Lenders that (a) this Amendment has been duly executed and delivered on behalf of the Borrower and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof (except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date); provided that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates, (d) after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or under any Loan Document as of the Effective Date and (e) the execution, delivery and performance of this Amendment has been duly authorized by the Borrower and Guarantors.

6.Conditions to Effectiveness. This Amendment shall be effective on the Effective Date upon satisfaction of the following conditions:

(a)	receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantors and the Majority Lenders; and

(b)
payment to the Administrative Agent for the benefit of each Lender executing this Amendment by noon Houston, Texas time, on Tuesday, February 24, 2015, of an amendment and waiver fee equal to 0.10% of each such Lender’s Commitment.

7.Counterparts. This Amendment may be signed in any number of counterparts, which may be delivered in original, electronic or facsimile form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

8.Governing Law. This Amendment, all Notes, the other Loan Documents and all other documents executed in connection herewith shall be deemed to be contracts and agreements under the laws of the State of New York and of the United States of America and for all purposes shall be construed in accordance with, and governed by, the laws of New York and of the United States.

9.Final Agreement of the Parties. Any previous agreement among the parties with respect to the subject matter hereof is superseded by the Credit Agreement, as modified by this Amendment. Nothing in this Amendment, express or implied is intended to confer upon any party other than the parties hereto any rights, remedies, obligations or liabilities under or by reason of this Amendment.

10.Amendment is a Loan Document; References to Credit Agreement. This Amendment is a Loan Document, as defined in the Credit Agreement. All references in the Credit Agreement to “this Agreement” shall mean the Credit Agreement as modified by this Amendment.

[Signature Pages Follow]

Signature Page to First Amendment and Limited Waiver
HOU:3527317.7
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the Effective Date.
BORROWER:

MAGNUM HUNTER RESOURCES
CORPORATION,
a Delaware corporation

By:    /s/ Joseph C. Daches
Joseph C. Daches
Chief Financial Officer

GUARANTORS:

MAGNUM HUNTER RESOURCES LP,
a Delaware limited partnership

By:    Magnum Hunter Resources GP, LLC,
its general partner

By:    /s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

MAGNUM HUNTER RESOURCES GP, LLC,
a Delaware limited liability company

By:    /s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

TRIAD HUNTER, LLC,
a Delaware limited liability company

By:    /s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

MAGNUM HUNTER PRODUCTION INC.,
a Kentucky corporation

By:    /s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

NGAS HUNTER, LLC

By:    /s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

BAKKEN HUNTER CANADA, INC.,
a corporation existing under the laws of the Province of Alberta

By:    /s/ Joseph C. Daches
Joseph C. Daches
Chief Financial Officer

BAKKEN HUNTER, LLC,
a Delaware limited liability company

By:    /s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

MAGNUM HUNTER MARKETING, LLC,
a Delaware limited liability company

By:    /s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

Signature Page to First Amendment and Limited Waiver

VIKING INTERNATIONAL RESOURCES CO., INC.,
a Delaware corporation

By:    /s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

SHALE HUNTER, LLC,
a Delaware limited liability company

By:    /s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

HUNTER REAL ESTATE, LLC,
a Delaware limited liability company

By:    /s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

TRIAD HOLDINGS, LLC,
an Ohio limited liability company

By:    /s/ Joseph C. Daches
Joseph C. Daches
Senior Vice President and Treasurer

Signature Page to First Amendment and Limited Waiver

ADMINISTRATIVE AGENT AND LENDER:

BANK OF MONTREAL

By:    /s/ Gumaro Tijerina
Gumaro Tijerina
Director

Signature Page to First Amendment and Limited Waiver

LENDER:

CREDIT SUISSE AG, Cayman Islands Branch

By:        /s/ Vipul Dhadda
Name:        Vipul Dhadda
Title:        Authorized Signatory

By:        /s/ Karim Rahimtoola
Name:        Karim Rahimtoola
Title:        Authorized Signatory

Signature Page to First Amendment and Limited Waiver

LENDER:

SUNTRUST BANK

By:        /s/ Shannon Juhan
Name:        Shannon Juhan
Title:        Vice President

Signature Page to First Amendment and Limited Waiver

HOU:3527317.7
LENDER

ABN AMRO CAPITAL USA LLC

By:        /s/ Darrell Holley
Name:        Darrell Holley
Title:        Managing Director

By:        /s/ David Montgomery
Name:        David Montgomery
Title:        Executive Director

Signature Page to First Amendment and Limited Waiver

LENDER:

CITIBANK, N.A.

By:        /s/ Jeff Ard
Name:        Jeff Ard
Title:        Vice President

Signature Page to First Amendment and Limited Waiver

HOU:3527317.7
LENDER:

DEUTSCHE BANK AG NEW YORK BRANCH

By:        /s/ Michael Winters
Name:        Michael Winters
Title:        Vice President

By:        /s/ Peter Cucchiara
Name:        Peter Cucchiara
Title:        Vice President

Signature Page to First Amendment and Limited Waiver

LENDER:

GOLDMAN SACHS LENDING PARTNERS LLC

By:        /s/ Michelle Latzoni
Name:        Michelle Latzoni
Title:        Authorized Signatory

Signature Page to First Amendment and Limited Waiver

LENDER

BANK OF AMERICA, N.A.

By:        /s/ Alia Qaddumi
Name:        Alia Qaddumi
Title:        Vice President

Signature Page to First Amendment and Limited Waiver